UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

AMERITYRE CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 293-1930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Amerityre Corporation (the “Company”) was held in the Company’s office and plant at 1501 Industrial Road, Boulder City, Nevada, on December 4, 2019, at 10:00 am, Pacific Time. At the Annual Meeting, the stockholders:

1.	Elected five directors to serve until the 2020 Annual Meeting of Stockholders.
2.	Ratified the selection of Haynie & Company PC as the Company’s independent auditor for the Company’s fiscal year ending June 30, 2020.
3.	Approved an amendment to the Company’s articles of incorporation to increase the authorized shares from 75,000,000 to 100,000,000.*
4.	Approved the compensation of the name executive officers.
5.	Approved on an advisory basis a vote on officer compensation every three years.

* The implementation of this measure also requires the Preferred Shareholder to approve. This approval has not been attained at the time of this filing.

The results of the voting were as follows:

1. Directors	For	Against	Withhold/Abstain
Michael F. Sullivan	9,337,229	0	319,728
Terry Gilland	9,338,909	0	318,048
George Stoddard	9,339,729	0	317,228
David Clark	9,433,493	0	223,464
David Hollister	9,338,929	0	318,028
Broker non-votes for the above were 24,100,211 for all line items.
2. Ratify Haynie& Company PC	For	Against	Withhold/Abstain
	31,547,349	2,171,356	38,463

Broker non-votes for the above was 0.

3. Increase authorized common stock from 75,000,000 to 100,000,000	For	Against	Withhold/Abstain
	31,278,957	2,454,459	23,752

Broker non-votes for the above was 0.

4. Advisory note to approve the compensation of the named executive officers.	For	Against	Withhold/Abstain
	9,039,173	598,360	19,424

Broker non-votes for the above was 24,100,211.

5. Advisory vote on the frequency of voting on the compensation of the named executive officers.	One Year	Two Years	Three Years	Withhold/Abstain
	2,512,112	751,869	6,363,236	29,740

Broker non-votes for the above was 24,100,211.

A total of 33,757,168 shares were represented at the meeting in person or by proxy, or approximately 70.73% of the total 47,727,867 shares eligible to vote.

ITEM 7.01 REGULATION FD DISCLOSURE

The Company’s Annual Meeting of Shareholders held on December 4, 2019 in Boulder City, Nevada, included a presentation by the Michael F. Sullivan, CEO and president, along with segments presented by Lynda Keeton-Cardno, CPA, CFO. In the presentation, Mr. Sullivan and Ms. Keeton-Cardno summarized the Company’s business and operational status and discussed strategic and operational plans for the coming year.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No. 99.1     Investor Presentation – December 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:     December 9, 2019

AMERITYRE CORPORATION
By:
/s/ Michael F. Sullivan	/s/ Lynda R. Keeton-Cardno
Michael F. Sullivan Chief Executive Officer (Principal Executive Officer)	Lynda R. Keeton-Cardno Chief Financial Officer (Principal Financial and Accounting Officer)